SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 23, 2007 (April 17, 2007)
Verso Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia		30339

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 589-3500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1 FORM OF REGISTRATION RIGHTS AGREEMENT
EX-4.2 FORM OF WARRANT
EX-99.1 ESCROW AGREEMENT

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On April 17, 2007, Verso Technologies, Inc. (the “Company”) acquired sentitO Networks, Inc., a provider of media and signaling gateway equipment to the telecommunications market (“sentitO”), by means of merger of SN Acquisition Corporation, a wholly-owned subsidiary of the Company (“Merger Sub”), into sentitO (the “Merger”), pursuant to that certain Agreement and Plan of Merger, dated as of April 4, 2007, among the Company, sentitO, Merger Sub and Brett Hauser as the Stockholders’ Agent (the “Merger Agreement”). As consideration for the Merger, the Company became obligated to issue to the stockholders of sentitO immediately prior to the Merger: (i) an aggregate of 7,631,465 restricted shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), of which 984,721 shares are being held in escrow to satisfy indemnification claims which the Company may make pursuant to the Merger Agreement and 1,230,902 shares are being held in escrow and will be released upon the completion of certain in-progress sentitO customer activity; and (ii) five-year warrants to purchase an aggregate of 841,121 shares of Common Stock with an exercise price of $1.25 per share (the “Warrants”). Furthermore, the Company may become obligated to issue to the former stockholders of sentitO a number of shares of Common Stock with an aggregate value of $3.0 million, to be valued at the time of such issuance, if the Company recognizes revenue during the twelve-month period following the closing of the Merger attributable to the sentitO business or customers (the “Contingent Consideration”).
     Pursuant to the Merger Agreement, the Company may pay such portion of the Contingent Consideration otherwise payable pursuant to the Merger Agreement in cash to the extent necessary to avoid violating the shareholder approval requirements of Marketplace Rule 4350 of The Nasdaq Stock Market, LLC (the “Rule”). The Company has agreed to use commercially reasonable efforts to seek shareholder approval of the issuance in connection with the Merger of a number of shares of Common Stock in excess of 20% of the number of shares of Common Stock outstanding prior to the execution of the Merger Agreement for purposes of complying with the Rule.
     The Company also has agreed to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), the shares of Common Stock issued in connection with the Merger, including the shares of Common Stock underlying the Warrants. Except for the foregoing, the shares of Common Stock and Warrants issued or to be issued in connection with the Merger will not be and have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
     In connection with the closing of the Merger, the Company entered in an Escrow Agreement and a Registration Rights Agreement which provide for the escrow arrangements and registrations obligations, respectively, discussed above. The descriptions contained herein of the Merger Agreement, the Registration Rights Agreement, the Warrants and the Escrow Agreement are qualified in their entirety by reference to the full texts of the Merger Agreement, the Registration Rights Agreement, the Warrants and the Escrow Agreement, which have been filed as Exhibits 2.1, 4.1, 4.2 and 99.1, respectively, to this Current Report.

Item 3.02	Unregistered Sales of Equity Securities.
     As disclosed in Item 2.01 of this Current Report, the Company issued in connection with the Merger 7,631,467 restricted shares of Common Stock and five-year Warrants to purchase 841,121 shares of Common Stock with an exercise price of $1.25 per share. The shares of Common Stock and the Warrants issued in the Merger were issued without registration under the Securities Act in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act and Regulation D promulgated thereunder. The Company based such reliance upon representations made by the recipients of such shares and Warrants regarding their investment intent, sophistication and status as “accredited investors,” as such term is defined in Rule 501 promulgated under the Securities Act, among other things.
Item 9.01    Financial Statements and Exhibits.
(a)– (b)	Financial Statements of Businesses Acquired and Pro Forma Financial Information.

No later than 71 days after the date hereof, the Company shall amend this Current Report to include the financial statements and pro forma financial information required to be provided as a result of the Merger pursuant to Item 9.01(a) and (b) of Form 8-K.

(c)	Shell Company Transactions. None.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of April 4, 2007, among the Company, sentitO Networks, Inc., SN Acquisition Corporation and Brett Hauser as the Stockholders’ Agent. (The schedules to the Agreement and Plan of Merger have been omitted from this Current Report, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)*

4.1	Form of Registration Rights Agreement entered into between the Company and the shareholders signatory thereto in connection with the Merger.

4.2	Form of Warrant issued in connection with the Merger.

99.1	Escrow Agreement, dated as of April 17, 2007, among the Company, the Stockholders’ Agent and SunTrust Bank, a Georgia banking corporation.

*	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 5, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
By:	/s/ Martin D. Kidder
Martin D. Kidder
Chief Financial Officer

Dated: April 23, 2007

EXHIBIT INDEX
2.1	Agreement and Plan of Merger, dated as of April 4, 2007, among the Company, sentitO Networks, Inc., SN Acquisition Corporation and Brett Hauser as the Stockholders’ Agent. (The schedules to the Agreement and Plan of Merger have been omitted from this Current Report, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)*

4.1	Form of Registration Rights Agreement entered into between the Company and the shareholders signatory thereto in connection with the Merger.

4.2	Form of Warrant issued in connection with the Merger.

99.1	Escrow Agreement, dated as of April 17, 2007, among the Company, the Stockholders’ Agent and SunTrust Bank, a Georgia banking corporation.

*	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 5, 2007.